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Exhibit 10.7

FIRST LEASE AMENDMENT

        THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 12th day of March, 1999 by and between DUKE REALTY MINNESOTA, LLC, a Minnesota limited liability company ("Landlord") and AUGUST TECHNOLOGY CORPORATION, a Minnesota corporation ("Tenant").

W I T N E S S E T H:

        WHEREAS, Landlord and Tenant entered into a certain lease dated August 18, 1998 (the "Lease"), whereby Tenant leased from landlord certain premises consisting of approximately 14, 148 rentable square feet (the "Leased Premises") located in an office/warehouse building commonly known as Pakwa Business Center I, 5237-45 Edina Industrial Boulevard, Edina, Minnesota 55439; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect the actual Commencement Date; and

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

        1.    Amendment of Article 1.    Article 1, Section 1.01 of the Lease is hereby amended as follows:

  D.
  Minimum Annual Rent:

10/15/98 - 10/31/98	$4,007.07 (17 days)
11/01/98 - 03/31/99	$36,535.25 (5 months)
04/01/99 - 03/31/00	$90,822.00
04/01/00 - 11/30/00	$60,548.00 (8 months)
12/01/00 - 11/30/03	$93,144.24 per year
  E.
  Monthly Rental Installments:

10/15/98 - 10/31/98	$4,007.07 (17days)
11/01/98 - 03/31/99	$7,307.05 per month
04/01/99 - 11/30/00	$7,568.50
12/01/00 - 11/30/03	$7,762.02 per month
  G.
  Commencement Date: October 15, 1998

        2.    Amendment of Section 17.13.    Option to Terminate.    Section 17.13 of the Lease is hereby amended to provide that the effective date of the First Termination Option shall be December 1, 2000 and the effective date of the Second Termination Option shall be December 1, 2001 with the Tenant providing written notice to Landlord on or before June 1, 2000 with respect to the First Termination Option or on or before June 1, 2001 with respect to the Second Termination Option. In addition, Tenant's payment to Landlord of an amount equal to the unamortized tenant finish improvement costs, other allowances and leasing commissions (amortized at eleven percent (11%) interest per annum) plus two (2) months' Minimum Annual Rent shall be paid on or before November 1, 2000 with respect to the First Termination Option or on or before November 1, 2001 with respect to the Second Termination Option.

        3.    Tenant's Representations and Warranties.    The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant: and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

        4.    Examination of Amendment.    Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

        5.    Definitions.    Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

        6.    Incorporation.    This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:
DUKE REALTY MINNESOTA, LLC a Minnesota limited liability company
By:	Robert H. Johnson Chief Manager
TENANT:
AUGUST TECHNOLOGY CORPORATION A Minnesota corporation
By:	Printed: Title:
STATE OF	)
) SS:
COUNTY OF	)

        Before me, a Notary Public in and for said County and State, personally appeared                        , by me known and by me known to be the                        of August Technology Corporation, a Minnesota corporation, who acknowledged the execution of the foregoing ":First Lease Amendment" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this                        day of            , 1999.

Notary Public
(Printed Signature)

My Commission Expires:

My County of Residence:

SECOND LEASE AMENDMENT

        THIS SECOND LEASE AMENDMENT (the "Amendment") is executed this 29th day of October, 1999 by and between DUKE REALTY MINNESOTA, LLC, a Minnesota limited liability company ("Landlord"), and AUGUST TECHNOLOGY CORPORATION, a Minnesota corporation ("Tenant").

W I T N E S S E T H :

        WHEREAS, Landlord and Tenant entered into a certain lease dated August 18, 1998, as amended on March 12, 1999 (collectively, the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 14,148 rentable square feet (the "Leased Premises") located in an office/warehouse building commonly known as Pawka Business Center I, 5237-45 Edina Industrial Boulevard, Edina, Minnesota 55439; and

        WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect the amortization of the tenant finish improvement costs in accordance with Section 2.02 of the Lease;

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

        1.    Incorporation of Recitals.    The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

        2.    Amendment of Article 1.    Lease of Premises.    Commencing September 1, 1999, Article 1, Section 1.01 of the Lease is hereby amended as follows:

  D.
  Minimum Annual Rent:

10/15/98 - 10/31/98	$4,007.07 (17 days)
11/01/98 - 03/31/99	$36,535.25 (5 mos.)
04/01/99 - 08/31/99	$37,842.50 (5 mos.)
09/01/99 - 10/31/00	$126,990.72
11/01/00 - 11/30/00	$10,582.56 (1 month)
12/01/00 - 11/30/03	$129,312.96 per year
  E.
  Monthly Rental Installments:

10/15/98 - 10/31/98	$4,007.07 (17 days)
11/01/98 - 03/31/99	$7,307.05 per month
04/01/99 - 08/31/99	$7,568.50 per month
09/01/99 - 11/30/00	$10,582.56 per month
12/01/00 - 11/30/03	$10,776.08 per month
  L.
  Addresses for payment and notices:

Landlord:	Duke Realty Minnesota, LLC 1550 Utica Avenue South Suite 120 Minneapolis, MN 55416
With Payment to:	Duke Realty Minnesota, LLC NW 7210 P.O. Box 1450 Minneapolis, MN 55485-7210
Tenant:	August Technology Corporation 5237 Edina Industrial Boulevard Edina, MN 55439

        3.    Tenant's Representations and Warranties.    The undersigned represents and warrants to Landlord that (i)  Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

        4.    Examination of Amendment.    Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

        5.    Definitions.    Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

        6.    Incorporation.    This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:
DUKE REALTY MINNESOTA, LLC A Minnesota limited liability company
By:	Robert H. Johnson Chief Manager
TENANT:
AUGUST TECHNOLOGY CORPORATION A Minnesota corporation
By:
Printed:
Title:
STATE OF	)
) SS:
COUNTY OF	)

        Before me, a Notary Public in and for said County and State, personally appeared                        , by me known and by me known to be the                        of August Technology Corporation, a Minnesota corporation, who acknowledged the execution of the foregoing "Second Lease amendment" on behalf of said corporation.

        WITNESS my hand and Notarial Seal this            day of                        , 1999.

Notary Public
(Printed Signature)

My Commission Expires:

My County of Residence:

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  Exhibit 10.7
FIRST LEASE AMENDMENT
SECOND LEASE AMENDMENT